EXECUTION VERSION FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER AGREEMENT This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER AGREEMENT (this “Amendment”) is dated as of June 29, 2018, by and among UBIQUITI NETWORKS, INC., a Delaware corporation (the “Parent Borrower”) and UBIQUITI INTERNATIONAL HOLDING COMPANY LIMITED, an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Borrower” and, together with the Parent Borrower, the “Borrowers”), certain Subsidiaries of the Borrowers party hereto (the “Guarantors”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Statement of Purpose The Borrowers, the Lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of January 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have extended a term loan to the Parent Borrower and a revolving credit facility to the Borrowers. The Cayman Borrower and certain other Foreign Subsidiaries of the Parent Borrower are parties to that certain Second Amended and Restated Foreign Collateral Agreement, dated as of January 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Foreign Collateral Agreement”), pursuant to which the Grantors (as defined therein) party thereto have granted and pledged a security interest in certain Collateral (as defined therein) to the Administrative Agent as collateral security for the payment and performance of the Foreign Secured Obligations. The Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed, to (a) amend the Existing Credit Agreement and (b) add Ubiquiti Global Energy Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Ubiquiti Global”), as a “Grantor” (as defined in the Foreign Collateral Agreement) under the Foreign Collateral Agreement, in each case as specifically set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement. 2. Amendments to Existing Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto agree that the Existing Credit Agreement is amended as follows: (a) the following definitions are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read in their entirety as follows: “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. 103751292_3

“Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Cayman Subsidiary Guaranty” means the Third Amended and Restated Cayman Subsidiary Guaranty Agreement dated as of the First Amendment Effective Date, executed by Ubiquiti Cayman, Ubiquiti Global, and certain other Subsidiaries of the Cayman Borrower from time to time party thereto in favor of the Administrative Agent, for the ratable benefit of the Secured Parties. “First Amendment Effective Date” means June 29, 2018. “Ubiquiti Global” means Ubiquiti Global Energy Limited, an exempted company incorporated under the laws of the Cayman Islands. “Ubiquiti Global Share Charge” means the equitable charge over shares dated as of June 29, 2018, pursuant to which the Administrative Agent, for the benefit of the Secured Parties, is granted a security interest (or the equivalent under Cayman Islands law) in one-hundred percent (100%) of the Equity Interests of Ubiquiti Global. (b) the definition of “Change in Control” in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing clause (c) of such definition with the following: “(c) the Cayman Borrower shall fail to control and directly own 100% of each class of outstanding Equity Interests of Ubiquiti Hong Kong, Ubiquiti Cayman and Ubiquiti Global.” (c) the definition of “Foreign Credit Parties” in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing such definition with the following: “Foreign Credit Parties” means, collectively, (a) the Cayman Borrower, (b) Ubiquiti Hong Kong, (c) Ubiquiti Cayman and (d) Ubiquiti Global. (d) the definition of “Guarantors” in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing such definition with the following: “Guarantors” means, collectively, (a) the US Guarantors, (b) Ubiquiti Hong Kong, (c) Ubiquiti Cayman, and (d) Ubiquiti Global. (e) the definition of “Guaranty Agreements” in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the reference therein to “Ubiquiti Cayman Guaranty” with “Cayman Subsidiary Guaranty”. (f) the definition of “Material Foreign Subsidiary” in Section 1.1 of the Existing Credit Agreement is hereby amended by adding a new clause (d) to such definition to read as follows: “(d) Ubiquiti Global,” and re-lettering existing clauses (d) and (e) to clauses (e) and (f), respectively. (g) the definition of “Security Documents” in Section 1.1 of the Existing Credit Agreement is hereby amended by adding “the Ubiquiti Global Share Charge,” after the reference to “the Ubiquiti Cayman Share Charge,” and before the reference to “the Ubiquiti Hong Kong Charge over Accounts”. (h) the definition of “Ubiquiti Cayman Guaranty” in Section 1.1 of the Existing Credit Agreement is hereby deleted. 2 103751292_3

(i) Section 7.17 of the Existing Credit Agreement is hereby amended by (i) adding “(a)” after “The Borrowers will” and before “maintain in effect” and (ii) adding new clauses (b) and (c) at the end of such Section to read as follows: “(b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.” (j) Section 8.2 of the Existing Credit Agreement is hereby amended by adding “and agreements among the Cayman Borrower and Ubiquiti Global existing on the First Amendment Effective Date, in each case” after the reference to “Ubiquiti Cayman existing on the Closing Date” and before the reference to “as such agreements are amended from time to time in accordance with their terms”. (k) Section 8.4 of the Existing Credit Agreement is hereby amended by replacing the reference therein to “and Ubiquiti Cayman” with “, Ubiquiti Cayman and Ubiquiti Global”. 3. Foreign Collateral Agreement Supplement. (a) Joinder of Ubiquiti Global to Foreign Collateral Agreement. (i) The Credit Parties and Ubiquiti Global hereby agree that by execution of this Amendment, Ubiquiti Global is a party to the Foreign Collateral Agreement as if a signatory thereof as a Grantor (as defined in the Foreign Collateral Agreement) and as an Issuer (as defined in the Foreign Collateral Agreement) on the First Amendment Effective Date, and Ubiquiti Global (A) shall comply with, and be subject to, and have the benefit of, all of the terms, covenants, conditions, agreements and obligations set forth in the Foreign Collateral Agreement and (B) hereby makes each representation and warranty set forth in the Foreign Collateral Agreement (subject to the information set forth on the schedules delivered pursuant to clause (d) below and with references in such representations and warranties to the “Closing Date” or “the date hereof” (or similar terms) being deemed to be the date of this Amendment). The Credit Parties and Ubiquiti Global hereby agree that each reference to a “Grantor”, the “Grantors”, an “Issuer” or the “Issuers” in the Foreign Collateral Agreement and the other Loan Documents shall include Ubiquiti Global. (ii) In order to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Foreign Secured Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents, (A) Ubiquiti Global hereby grants, pledges and collaterally assigns to the Administrative Agent, for the ratable benefit of itself and the Secured Parties, a security interest in and to all of Ubiquiti Global’s right, title and interest in and to all Collateral (as defined in the Foreign Collateral Agreement) whether now owned or at any time hereafter acquired by Ubiquiti Global or in which Ubiquiti Global now has or at any time in the future may acquire any right, title or interest, and wherever located or deemed located (collectively, the “New Collateral”) and (B) the Cayman Borrower hereby confirms that the Cayman Borrower’s Collateral (as defined in the Foreign Collateral Agreement) includes 100% of the Equity Interests owned by it in Ubiquiti Global (collectively, the “Additional Investment Property”). (iii) The Cayman Borrower and Ubiquiti Global hereby agree that “Collateral” as used in the Foreign Collateral Agreement and the Credit Agreement shall include all New Collateral and all Additional Investment Property pledged pursuant hereto, “General Intangibles”, “Investment Property”, 3 103751292_3

“Equity Interests” and/or “Partnership/LLC Interests”, as applicable, as used therein shall include the Additional Investment Property pledged pursuant hereto and “Foreign Collateral Agreement” or “Agreement” as used therein shall mean the Foreign Collateral Agreement as supplemented hereby. (b) Filing Information and Perfection. Pursuant to Section 4.6 of the Foreign Collateral Agreement, Ubiquiti Global hereby authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral (as defined in the Foreign Collateral Agreement) in such form and in such offices as the Administrative Agent determines appropriate to perfect the Security Interests (as defined in the Foreign Collateral Agreement) of the Administrative Agent under this Amendment and the Foreign Collateral Agreement. The Credit Parties and Ubiquiti Global shall deliver to the Administrative Agent such certificates and other documents (including, without limitation, stock certificates, stock powers, unit certificates and unit powers, as applicable) and take such action as the Administrative Agent shall reasonably request in order to effectuate the terms hereof and of the Foreign Collateral Agreement. (c) Acknowledgement and Consent. Ubiquiti Global hereby acknowledges receipt of copies of the Credit Agreement, the Foreign Collateral Agreement, the Cayman Subsidiary Guaranty and the other Loan Documents to which it is a party and agrees for the benefit of the Administrative Agent and the Secured Parties to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. (d) Schedules to the Credit Agreement and the Foreign Collateral Agreement. Attached hereto as Annex A is all information required to be provided on (i) Schedules 6.1, 6.2, 6.12 and 6.17 to the Credit Agreement and (ii) Schedules 3.6, 3.9, 3.10, 3.12 and 3.13 to the Foreign Collateral Agreement, setting forth all information required to be provided therein with respect to Ubiquiti Global. For purposes of this clause (d), all references to “Closing Date” or “the date hereof” (or similar terms) that qualify such Schedules shall be deemed to mean the date of this Amendment. 4. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent: (a) Documents. The Administrative Agent’s receipt of the following, each properly executed by a Responsible Officer of the signing Credit Party and each in form and substance reasonably satisfactory to the Administrative Agent: (i) this Amendment, duly executed by each of the Credit Parties, Ubiquiti Global, the Administrative Agent, and the Required Lenders; (ii) a Third Amended and Restated Cayman Subsidiary Guaranty executed by Ubiquiti Cayman and Ubiquiti Global in favor of the Administrative Agent; (iii) a Charge Over Shares in Ubiquiti Global executed by the Cayman Borrower, in favor of the Administrative Agent, pursuant to which the Administrative Agent is granted a security interest (or the equivalent under Cayman Islands law) in one-hundred percent (100%) of the Equity Interests of Ubiquiti Global; (iv) a certificate of a Responsible Officer of the Cayman Borrower and Ubiquiti Global certifying as to the incumbency and genuineness of the signature of each officer of such Person executing any applicable Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Person and all amendments 4 103751292_3 thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Person as in effect on the First Amendment Effective Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Person authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and any other applicable Loan Documents to which it is a party, and (D) a certificate, as of a recent date, of the good standing of such Person under the laws of the Cayman Islands; and (v) legal opinions from counsel to the Credit Parties with respect to Ubiquiti Global, the applicable Loan Documents and such other matters as the Administrative Agent shall reasonably request. (b) Personal Property Collateral. (i) Register of Mortgages and Charges. The Administrative Agent shall have received a true, correct and complete copy of the register of mortgages and charges for Ubiquiti Global and the Cayman Borrower which shall include details of all Security Documents entered into by Ubiquiti Global and the Cayman Borrower. (ii) Other Collateral Documentation. The Administrative Agent shall have received any documents reasonably requested thereby or as required by the terms of the Security Documents to evidence its security interest in Ubiquiti Global’s Collateral or the pledge of Ubiquiti Global’s Equity Interests by the Cayman Borrower. (c) No Default. No Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to this Amendment. (d) PATRIOT Act. Ubiquiti Global shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements of the PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations prior to the First Amendment Effective Date. (e) Beneficial Ownership. Each Credit Party or Subsidiary thereof that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification in relation to such Credit Party or such Subsidiary, in each case prior to the First Amendment Effective Date. (f) Fees and Expenses. The Borrowers shall have paid all fees and expenses as separately agreed to in connection with this Amendment, including without limitation, all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent). For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto. 5 103751292_3

5. Security Document Actions. Notwithstanding anything to the contrary in any Security Document or any other Loan Document, the Cayman Borrower and Ubiquiti Global shall have thirty (30) days after the First Amendment Effective Date (or such longer period agreed to by the Administrative Agent) to take any actions required under any Security Document or any other Loan Document with respect to the pledge and perfection of Ubiquiti Global’s Equity Interests by the Cayman Borrower and perfection of the Administrative Agent’s security interest in Ubiquiti Global’s Collateral (as defined in the Foreign Collateral Agreement). 6. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. 7. Representations and Warranties. Each Borrower and each Guarantor (including Ubiquiti Global) represents and warrants that (a) it has the corporate or other equivalent power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other equivalent action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by such Credit Party in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, (f) no Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to this Amendment and the transactions contemplated hereby, and (g) as of the First Amendment Effective Date, all of the information included in any Beneficial Ownership Certification is true and correct. 8. Acknowledgement and Reaffirmation. By their execution hereof, each Borrower and each Guarantor (including Ubiquiti Global) hereby expressly (a) consents to this Amendment, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which such Borrower or such Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) ratifies and reaffirms any guarantee and grant of security interests and Liens on any of 6 103751292_3 their respective Collateral pursuant to any Loan Document as security for or otherwise guaranteeing the Obligations under or with respect to the Loan Documents and confirm and agree that such security interests and Liens are in all respects continuing and in full force and effect and shall continue to secure all of the Obligations under the Loan Documents (after giving effect to this Amendment). 9. Costs, Expenses and Taxes. The Borrowers agree to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent. 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile, telecopy, pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. 11. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF. 12. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement. 13. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns. [Remainder of page intentionally left blank; signature pages follow] 7 103751292_3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above. Borrowers: UBIQUITI NETWORKS, INC., as Parent Borrower By: _________________________________________ Name: Kevin Radigan Title: Chief Accounting Officer UBIQUITI INTERNATIONAL HOLDING COMPANY LIMITED, as Cayman Borrower By: _________________________________________ Name: Kevin Radigan Title: Authorized Signatory Existing Guarantors: UBIQUITI CAYMAN LIMITED, as Guarantor By: Name: Kevin Radigan Title: Authorized Signatory UBIQUITI NETWORKS INTERNATIONAL LIMITED, as Guarantor By: Name: Robert J. Pera Title: Director UBIQUITI ENERGY, LLC, as Guarantor By: Name: Kevin Radigan Title: Chief Accounting Officer UBIQUITI LABS, LLC, as Guarantor By: Name: Kevin Radigan Title: Chief Accounting Officer Ubiquiti Networks, Inc. First Amendment to Second Amended and Restated Credit Agreement and Joinder Agreement Signature Page

FIFTH THIRD BANK , as Lender By: _________________________________________ Name: Valerie Schanzer Title: Managing Director Ubiquiti Networks, Inc. First Amendment to Second Amended and Restated Credit Agreement and Joinder Agreement Signature Page